SUPPLEMENT TO THE APRIL 30, 2018 PROSPECTUS
OF FIDELITY INCOME ADVANTAGE®
ISSUED BY FIDELITY INVESTMENTS LIFE
INSURANCE COMPANY ("FILI")

Effective December 1, 2018, Fidelity VIP Telecommunications Portfolio modified its fundamental concentration policy and changed its name to Fidelity VIP Communication Services Portfolio. All references to Fidelity VIP Telecommunications Portfolio in the prospectus are replaced with Fidelity VIP Communication Services Portfolio.

Effective June 8, 2018, all references to "fifty variable Subaccounts" and "fifty Investment Options" are replaced with "54 variable Subaccounts" and "54 Investment Options", respectively.

Effective June 8, 2018, the following information is added to "THE FUNDS" section:

Fund	Investment Objective	Investment Adviser/Principal Sub-Adviser
Fidelity VIP Bond Index Portfolio	Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Fidelity Management & Research Company
Fidelity VIP Extended Market Index Portfolio	Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.	Fidelity Management & Research Company/Geode Capital Management, LLC
Fidelity VIP International Index Portfolio	Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.	Fidelity Management & Research Company/Geode Capital Management, LLC
Fidelity VIP Total Market Index Portfolio	Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.	Fidelity Management & Research Company/Geode Capital Management, LLC

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

FIAL7-18-02 1.9892294.100	December 1, 2018